                                                                     EXHIBIT 4.1

[DECORATED CIRCULAR                                     [DECORATED CIRCULAR
DESIGN APPEARS HERE]                                    DESIGN APPEARS HERE]
     -------------                                          --------------
        Number                                                 Shares
      VSI
     -------------           VISIGENIC SOFTWARE, INC        ---------------
     COMMON STOCK                                             COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT                                    SEE REVERSE FOR
                                                  CERTAIN DEFINITIONS AND
                                                A STATEMENT AS TO THE RIGHTS,
                                                 PREFERENCES, PRIVILEGES AND
                                                    RESTRICTIONS ON SHARES

IS THE OWNER OF

                FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE PER SHARE, OF

                           VISIGENIC SOFTWARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ [SIGNATURE APPEARS     [SEAL OF VISIGENIC SOFTWARE  /s/[SIGNATURE APPEARS
       HERE]                       APPEARS HERE]                HERE]

CHIEF FINANCIAL OFFICER                                     PRESIDENT
                                                   AND CHIEF OPERATING OFFICER




                                                   COUNTERSIGNED AND REGISTERED:
                                               THE FIRST NATIONAL BANK OF BOSTON
                                                   TRANSFER AGENT AND REGISTRANT

                                          BY:     /s/ [SIGNATURE APPEARS HERE]
                                                      AUTHORIZED SIGNATURE
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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common  UNIF GIFT MIN ACT -       Custodian
     TEN ENT - as tenants by the                        -------         -------
               entireties                               (Cust)          (Minor)
     JT TEN  - as joint tenants                         under Uniform Gifts to
               with right of                            Minors Act
               survivorship and                                   --------------
               not as tenants in                                    (State)
               common                UNIF TRF MINOR ACT -              Custodian
                                                          -------------
                                                              (Cust)
                                                          (until age)
                                                                     -----------

                                                           ---------------------
                                                                (Minor)
                                                           under Uniform
                                                           Transfers to Minors
                                                           Act
                                                              ------------------
                                                                  (State)

    Additional abbreviations may also be used though not in the above list

     FOR VALUE RECEIVED,                          hereby sell, assign and
                        -------------------------
     transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[_____________________________________]

- -------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                                                                        Shares
- ------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



                                                                       Attorney
- -----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------------

                            X
                             --------------------------------------------------
                            X
                             --------------------------------------------------
                             THE SIGNATURE(S)TO THIS ASSIGNMENT MUST
                     NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                             FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                             WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ---------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY ANY ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAMS, PURSUANT
TO S.E.C. RULE.17AG-15.